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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): MARCH 13, 2001
                                                         ----------------



                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)



     DELAWARE                       333-56365                 13-3725229
---------------------          ----------------------      -------------------
(State or other jurisdiction     (Commission File           (IRS Employer
     of incorporation)               Number)               Identification No.)



      521 EAST MOREHEAD STREET, SUITE 250, CHARLOTTE, NORTH CAROLINA 28202
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
                                                           ---------------


                                       N/A
         (Former name or former address, if changed since last report):


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Item 5. Other Events

      On March 13, 2001, FairPoint Communications, Inc. (the "Company") announced that effective April 1, 2001, John P. Duda will be the President and Chief Operating Officer of the Company and Peter G. Nixon will be the President of the Company's Telecom Group. Mr. Duda will be responsible for all operations of both the Company's Telecom Group and the Company's competitive communications subsidiary, FairPoint Communications Solutions Corp.



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                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FAIRPOINT COMMUNICATIONS, INC.

                                    By:  /s/ Walter E. Leach, Jr.
                                         ---------------------------------
                                         Name:   Walter E. Leach, Jr.
                                         Title:  Senior Vice President and
                                                 Chief Financial Officer



Date: March 23, 2001